                                                                    Exhibit 25.1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           -------------------------

  __ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                               94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                    57104
(Address of principal executive offices)                     (Zip code)

                             WELLS FARGO & COMPANY
                         LAW DEPARTMENT, TRUST SECTION
                                 MAC N9305-175
                 SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
           (Name, address and telephone number of agent for service)

                            ------------------------

                                     AMERCO
              (Exact name of obligor as specified in its charter)

NEVADA                                                       88-0106815
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

1325 AIRMOTIVE WAY, SUITE 100                                89502
RENO, NEVADA                                                 (Zip code)
(Address of principal executive offices)

                           -------------------------

                 9.0% SECOND LIEN SENIOR SECURED NOTES DUE 2009
                      (Title of the indenture securities)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 1. General Information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               Federal Reserve Bank of San Francisco
               San Francisco, California 94120

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.     Not applicable.

Item 16. List of Exhibits.    List below all exhibits filed as a part of this
                              Statement of Eligibility.

     Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

     Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

     Exhibit 3.     See Exhibit 2

     Exhibit 4.     Copy of By-laws of the trustee as now in effect.***

     Exhibit 5.     Not applicable.

     Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

     Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****Wells Fargo Bank Minnesota, National Association was consolidated into Wells Fargo Bank, National Association effective February 20, 2004.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 23rd day of March 2004.





                                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                       /s/ Timothy P. Mowdy
                                       --------------------------------
                                        Timothy P. Mowdy
                                        Assistant Vice President

                                   EXHIBIT 6


March 23, 2004



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                          Very truly yours,

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          /s/ Timothy P. Mowdy
                                          ________________________
                                          Timothy P. Mowdy
                                          Assistant Vice President

                                   Exhibit 7

                      Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
          of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
                  at the close of business December 31, 2003,
        filed in accordance with 12 U.S.C. Section 161 for National Banks.

                                                                                Dollar Amounts
                                                                                  In Millions
                                                                                --------------
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin                                $ 1,322
 Interest-bearing balances                                                             127

Securities:
 Held-to-maturity securities                                                             0
 Available-for-sale securities                                                       2,568

Federal funds sold and securities purchased
 under agreements to resell:
 Federal funds sold in domestic offices                                              1,053
 Securities purchased under agreements to resell                                         0

Loans and lease financing receivables:
 Loans and leases held for sale                                                     14,457
 Loans and leases, net of unearned income                           27,715
 LESS: Allowance for loan and lease losses                             284
 Loans and leases, net of unearned income and allowance                             27,431

Trading Assets                                                                          49
Premises and fixed assets (including capitalized leases)                               180
Other real estate owned                                                                 12
Investments in unconsolidated subsidiaries
 and associated companies                                                                0
Customers' liability to this bank on acceptances outstanding                            22
Intangible assets
 Goodwill                                                                              291
 Other intangible assets                                                                 9

Other assets                                                                         1,281
                                                                                   -------
Total assets                                                                       $48,802
                                                                                   =======

LIABILITIES

Deposits:
 In domestic offices                                                               $29,890
  Noninterest-bearing                                               17,097
  Interest-bearing                                                  12,793

 In foreign offices, Edge and Agreement subsidiaries,
  and IBFs                                                                               4
  Noninterest-bearing                                                    0
  Interest-bearing                                                       4

Federal funds purchased and securities sold under
 agreements to repurchase:
 Federal funds purchased in domestic offices                                         9,295
 Securities sold under agreements to repurchase                                        237


                                   Exhibit 7

                      Consolidated Report of Condition of

                     Wells Fargo Bank National Association
               of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
      at the close of business December 31, 2003, filed in accordance with
                   12 U.S.C. Section 161 for National Banks.


                                                                                                  Dollar Amounts
                                                                                                     In Millions
                                                                                                 ---------------
ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.............................                    $ 11,411
     Interest-bearing balances......................................................                       3,845
Securities:
     Held-to-maturity securities....................................................                           0
     Available-for-sale securities..................................................                      17,052
Federal funds sold and securities purchased under agreements to resell:
     Federal funds sold in domestic offices.........................................                         516
     Securities purchased under agreements to resell................................                         109
Loans and lease financing receivables:
     Loans and leases held for sale.................................................                      14,571
     Loans and leases, net of unearned income.......................................   172,511
     LESS: Allowance for loan and lease losses......................................     1,554
     Loans and leases, net of unearned income and allowance.........................                     170,957
Trading Assets......................................................................                       6,255
Premises and fixed assets (including capitalized leases)............................                       2,067
Other real estate owned.............................................................                         144
Investments in unconsolidated subsidiaries and associated companies.................                         306
Customers' liability to this bank on acceptances outstanding........................                          68
Intangible assets
     Goodwill.......................................................................                       6,814
     Other intangible assets........................................................                       7,501
Other assets........................................................................                       8,858
                                                                                                        --------
Total assets........................................................................                    $250,474
                                                                                                        ========
LIABILITIES
Deposits:
     In domestic offices............................................................                    $157,695
          Noninterest-bearing.......................................................      44,315
          Interest-bearing..........................................................     113,380
     In foreign offices, Edge and Agreement subsidiaries, and IBFs..................                      16,249
          Noninterest-bearing.......................................................           6
          Interest-bearing..........................................................      16,243
Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices....................................                      14,685
     Securities sold under agreements to repurchase.................................                       1,613

                                                                  DOLLAR AMOUNTS
                                                                   IN MILLIONS
                                                                  --------------


Trading liabilities                                                     4,277
Other borrowed money
   (includes mortgage indebtedness and obligations under
    capitalized leases)                                                18,212
Bank's liability on acceptances executed and outstanding                   68
Subordinated notes and debentures                                       6,742
Other liabilities                                                       7,358
                                                                     --------
Total liabilities                                                    $226,899

Minority interest in consolidated subsidiaries                             60

EQUITY CAPITAL
Perpetual preferred stock and related surplus                               0
Common stock                                                              520
Surplus (exclude all surplus related to preferred stock)               17,709
Retained earnings                                                       4,920
Accumulated other comprehensive income                                    366
Other equity capital components                                             0
                                                                     --------
Total equity capital                                                   23,515
                                                                     --------
Total liabilities, minority interest, and equity capital             $250,474
                                                                     ========



I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie L. Tolstedt
Howard Atkins                    Directors
John Stumpf